                               POWER OF ATTORNEY

     Know all by these present, that the undersigned does hereby constitute and appoint John M. Gherlein, John J. Harrington and Mark Tepsich, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange
Commission ("SEC") in connection with the Ratner, Miller, Shafran Shareholders
Agreement among the undersigned and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned's name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of Forest City Realty
Trust, Inc., successor to Forest City Enterprises, Inc.; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

     Executed on this 7th day of January, 2016.

     /s/ Albert B. Ratner
     ---------------------------------
     Name: Albert B. Ratner

     Capacity:  See Exhibit A

                                    Exhibit A

     i.) Trustee.

->   Albert Ratner Trust Agreement dated August 17, 1985, as amended and restated

     Brian J. Ratner Trust Agreement dated August 18, 1986, Revocation and
     Re-Creation of Trust and Restatement dated February 3

     James Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Austin G. Ratner

     James Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel  G. Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E.Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Daniel E. Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Stacy Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Stacy Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988 FBO
     Matthew Ratner

     Ronald Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Matthew Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner

     Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988 FBO
     Sarah Ratner

     Ronald Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Sarah Ratner

     ii.) Trust Advisor.

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Adam Ratner

     James Ratner Trust Agreement dated December 5, 1983 FBO Austin Ratner

     James Ratner Trust Agreement dated December 5, 1983 FBO Daniel G. Ratner

     James Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel G. Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel G. Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Daniel E. Ratner

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Stacy Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Stacy Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Stacy Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner